UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hiten Patel, 43, was appointed Chief Accounting Officer of Verra Mobility Corporation (the “Company”), effective as of June 12, 2024. In this capacity, Mr. Patel will assume the role of principal accounting officer from Craig Conti, who will remain as the Company’s Chief Financial Officer.

Mr. Patel previously served as Senior Vice President, Controller of Offerpad Solutions Inc. (NYSE: OPAD) from April 2022 until May 2024. Prior to Offerpad, Mr. Patel served in various leadership roles at Shutterfly, Inc., including Vice President, Corporate Controller from October 2021 to April 2022; Senior Director, Corporate Controller from March 2019 to October 2021; and Director, Operations Controller from February 2016 to March 2019. Mr. Patel earned a Bachelor of Science in Accountancy from Arizona State University and holds an active CPA license with the State of Arizona.

For his service as Chief Accounting Officer, Mr. Patel will receive (i) an annual base salary of $295,000, (ii) a one-time new hire cash bonus of $100,000 and (iii) two long-term, time-vested awards of restricted stock units in the aggregate amount of $286,000. Mr. Patel’s equity awards will be subject to the terms of the Verra Mobility Corporation Amended and Restated 2018 Equity Incentive Plan and related award agreements. Mr. Patel will also be eligible to participate in the various benefit plans and programs described in the Company’s Definitive Proxy Statement for the 2024 Annual Meeting of Stockholders, filed on Schedule 14A with the Securities and Exchange Commission on April 8, 2024.

There are no family relationships between Mr. Patel and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Patel and any other persons pursuant to which Mr. Patel was appointed Chief Accounting Officer. There are no related party transactions involving Mr. Patel that are reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2024	Verra Mobility Corporation

	By:	/s/ Craig Conti
	Name:	Craig Conti
	Title:	Chief Financial Officer